Parnassus Funds Quarterly Report

September 30, 2021

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2021

November 5, 2021

Dear Shareholder,

Stocks were unusually volatile during the third quarter, but the net result was small price changes to the major benchmarks. The S&P 500 Index gained 0.58%, while the Russell Midcap Index and Russell Midcap Growth Index were down 0.93% and 0.76%, respectively. The Russell 1000 Value Index, which we are now using as the primary benchmark for the Parnassus Endeavor Fund, was down 0.78% for the quarter. You’ll find an explanation for the benchmark change in the Parnassus Endeavor Fund section of this report.

Our equity funds all trailed their benchmarks for the quarter, which is an unusual occurrence. You can read in the pages that follow the reasons for the underperformance, and more importantly, what the portfolio managers are doing to get things back on track.

Bond returns were also close to zero in the third quarter, as measured by the Bloomberg Aggregate Index, which gained 0.05%. The Parnassus Fixed Income Fund – Investor Shares finished just behind its benchmark for the quarter, with a loss of 0.12%.

ESG Stewardship

Striving to deliver attractive long-term returns in a socially responsible way is paramount to us, but it’s not our only objective. Through ESG stewardship activities, we work to improve the environmental, social and governance (ESG) practices of our portfolio holdings. The foundations of our ESG stewardship program are our company engagements and proxy votes. Our annual ESG Stewardship Report, which you can find at www.parnassus.com, details these efforts.

One activity that we haven’t done historically, but will start doing, is filing shareholder resolutions (also called “shareholder proposals”). Shareholder resolutions are directed at portfolio companies and contain specific “asks,” which usually relate to improving disclosure or adopting a policy concerning a specific ESG issue, like a company’s environmental impact or potential pay gaps based on gender or race.

This change in our approach means that from now on, if we engage a company with the goal of improving an ESG-related practice and the engagement stalls, we may escalate the issue by presenting it for a shareholder vote through the company’s proxy statement. Ideally, we can come to an agreement with the company that adequately addresses our concerns before filing a resolution, but if not, we can use this tool to gauge the topic’s importance to other shareholders. If enough shareholders agree with us on the issue at hand, it will act as an important signal to management to take the recommended actions.

New Trustees

Speaking of proxy voting, the shareholders of the Parnassus Funds recently voted overwhelmingly to elect three new members to our Board of Trustees. This means we now have seven trustees, six of whom are independent. (I serve as the non-independent trustee.) Our three long-serving independent trustees are Chairperson Alecia DeCoudreaux (joined in 2013), Don Boteler (2012) and Kay Yun (2017). Alecia, Don and Kay are fantastic trustees, and they do a great job of looking out for your interests.

Quarterly Report • 2021

Our three new trustees bring a diverse set of experiences and skills to our board. Raj Atluru is a founder and managing director at Activate Capital, and has been working in venture capital for 25 years. He has a passion for renewable energy systems, which began when he earned BS and MS degrees in environmental engineering from Stanford University.

Eric Rakowski is a professor at the University of California, Berkeley, School of Law. He is a distinguished scholar, with two degrees each from Harvard University (AB, JD) and Oxford University (BPhil, DPhil) and is the author of Equal Justice (1991).

Roy Swan leads the Ford Foundation’s Mission Investments team and previously was a co-head of Global Sustainable Finance at Morgan Stanley. Roy also has an impressive educational background, having earned a bachelor’s degree at Princeton University and a JD from Stanford Law School, where he was an editor of the Stanford Law Review.

AMG Partnership

A final piece of good news is that our partnership with Affiliated Managers Group (AMG) is official, as our shareholders voted to approve the transaction. Chief Investment Officer Todd Ahlsten and I entered into long-term employment contracts as part of this transaction, and we’re both excited to officially begin this next chapter in the Parnassus story.

Thank you for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • 2021

Parnassus Core Equity Fund

As of September 30, 2021, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $61.63. After taking dividends into account, the total return for the third quarter was 0.12%. This compares to a total return of 0.58% for the S&P 500 Index (“S&P 500”) and a loss of 0.89% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper Average”). Year to date, the Parnassus Core Equity Fund – Investor Shares posted a gain of 15.18% versus a return of 15.92% for the S&P 500 and a gain of 14.47% for the Lipper Average.

Below is a table that summarizes the performance of the Parnassus Core Equity Fund, the S&P 500 and the Lipper Average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper Average for all time periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	27.94	18.14	16.75	16.44	0.84

Parnassus Core Equity Fund – Institutional Shares	28.20	18.41	17.01	16.67	0.62

S&P 500 Index	30.00	15.99	16.90	16.63	NA

Lipper Equity Income Funds Average	30.25	9.80	10.90	12.14	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Third Quarter Review

Stock selection was mildly positive during the quarter, while our sector allocation accounted for the underperformance during the quarter. Our overweight allocation to the industrials sector accounted for the majority of the underperformance, as industrials lagged the index. The Fund’s best stock selection this quarter was in the health care sector, while stock selection in financials was most negative.

The Fund’s top three detractors were led by transportation provider FedEx, which returned negative 25.2%* and cut the Fund’s performance by 44 basis points. (One basis point is 1/100th of one percent.) FedEx’s quarterly earnings disappointed investors, as wage increases and labor availability issues caused its profits to fall. We decided to sell our position because we became concerned that FedEx lacks the pricing power to offset these cost increases.

Branded apparel company VF Corporation returned negative 17.8% and reduced the Fund’s performance by 38 basis points. The company reported lackluster results as their margins and growth outlook fell short of investor expectations. While VF Corporation has underperformed its apparel peers recently, we have faith that its attractive brand portfolio and experienced management team can mount a comeback.

CME Group, the world’s largest derivatives exchange, returned negative 8.7% and reduced the Fund’s performance by 33 basis points. The stock fell as trading volumes were anemic for most of the quarter, as volatility and interest rates remained low. However, volatility picked up and interest rates rose toward the end of September, which bodes well for CME’s future

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

trading volumes. We believe that CME Group is a wide-moat, innovative company that is uniquely positioned to benefit from market turbulence, so we added to our position during the quarter.

The Fund’s top three winners were headlined by health care tools company Danaher, which added 52 basis points to the Fund’s return, with a 13.5% gain. The company reported strong results and raised its full-year guidance. These results were driven by a continued recovery in its core business and durable growth in COVID-19 testing demand. Investor sentiment strengthened further coming out of the company’s analyst day, where management laid out a compelling growth runway in some of the most attractive end markets in the health care sector.

Next, Alphabet returned 9.5% and contributed 43 basis points to the Fund’s performance, as the company’s quarterly earnings handily beat expectations. Google Search and YouTube growth accelerated, while the cloud business continued to scale and achieve better margins.

Costco also added to the Fund’s performance, contributing 31 basis points, as the stock returned 13.8%. The strength of Costco’s value proposition was evidenced in its positive quarterly earnings and membership trends, which continue to support the share’s outperformance.

Parnassus Core Equity Fund

As of September 30, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

Outlook and Strategy

After a relentless climb in the S&P 500 since late March 2020, the market peaked in September before dropping, then finished the quarter almost flat. Measures of volatility spiked due to our society, the economy, and investors navigating a fragile period, as government and central bank stimulus recedes. People everywhere are still grappling with what our “new normal” looks like in the face of virus variants, but also vaccines and anti-viral pills.

We believe that we’re at an inflection point in GDP growth that marks the end of the initial phase of the post-COVID-19 recovery. GDP growth is decelerating, political risk related to fiscal spending is increasing, Federal Reserve tapering measures are on the horizon, supply-chain bottlenecks are still an issue and wage and input cost inflation is rising. If all this were not enough, equity valuations appear to be elevated on an historical basis.

We believe the supply-chain issues will eventually resolve themselves, although the timing of this will vary by market. We also believe the high inflation we are seeing today is a product of near-term market distortions, and we expect inflation to fall as the supply-chain issues are resolved and the deflationary impact of technology continues over the long-term. The pace of the economy’s digitization has not abated, nor has the positive impact on earnings for the companies that are driving this powerful trend. The Fund has substantial exposure to secular winners that we believe are also reasonably priced, including Microsoft, Alphabet and NVIDIA.

We initiated a new position this quarter in Ball Corporation, a provider of metal packaging for beverages and other consumer products. Ball is the market leader in aluminum cans and is benefitting from the packaging industry’s shift toward aluminum, due to its attractive environmental characteristics. In our view, Ball is a resilient business that should be able to compound its earnings growth** in any economic environment.

This quarter we sold our positions in FedEx and Southwest Airlines. These stocks have recovered significantly since the initial COVID-19 selloff in early 2020. Both companies operate in extremely competitive markets and are facing cost pressures at the same time that investors are recalibrating their sales growth expectations. We no longer view these as attractive risks to take given the expected returns.

Moving to our sector positioning, information technology remains the Fund’s largest sector weighting, and we are also overweight relative to the benchmark. Our technology exposure includes secular winners like Microsoft and Adobe; resilient businesses like Mastercard and Fiserv; and stocks that we believe are poised to benefit from the proliferation of semi-conductors, including Cadence Design Systems and Applied Materials.

The Fund is most overweight the industrials, consumer staples, real estate and materials sectors. We believe that these sectors offer an attractive combination of resilient business models with attractively priced earnings growth, and we were happy to welcome Ball Corporation to this group during the quarter. The Fund is also slightly overweight the communication services sector, highlighted by our position in Alphabet.

We’re underweight the financials sector, although our gap to the benchmark has narrowed as we added to our positions in CME Group and S&P Global. In our opinion, these are both innovative, resilient businesses with meaningful competitive advantages that don’t take credit risk; in fact, they help their customers manage that risk. We remain underweight health care due to our limited exposure to the pharmaceutical industry. The Fund is also underweight the consumer discretionary sector, as this sector tends to include cyclical companies with limited competitive advantages and poor Environmental, Social and Governance performers.

Finally, the Fund has zero exposure to the energy sector due to our fossil-fuel free mandate. We also have no utility investments due to our concerns about climate change, regulatory and asset impairment risk.

** Earnings growth is not representative of the fund’s future performance.

Quarterly Report • 2021

We believe that the Fund is well positioned to deal with the next phase of the post-COVID-19 recovery. As always, we are honored to have your trust as we continue to pursue Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • 2021

Parnassus Mid Cap Fund

As of September 30, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $43.62, so the total return for the quarter was a loss of 2.07%. This compares to a loss of 0.93% for the Russell Midcap Index (“Russell”) and a loss of 0.97% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (“Lipper Average”). For the year-to-date period, the Parnassus Mid Cap Fund – Investor Shares is up 6.96%, short of the Russell’s 15.17% return and the Lipper Average’s 15.68% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper Average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	23.47	12.01	11.82	14.15	0.98	0.98

Parnassus Mid Cap Fund – Institutional Shares	23.74	12.27	12.08	14.32	0.76	0.75

Russell Midcap Index	38.11	14.22	14.39	15.53	NA	NA

Lipper Mid-Cap Core Funds Average	39.35	10.67	11.41	12.99	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 11.27%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2021 (As Amended and Restated October 4, 2021), Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

It was a volatile quarter for mid cap stocks. Stocks sank in July, amid fears that the spread of the COVID-19 Delta variant would delay the economy’s rebound. The Russell then surged, reaching highs in early September after the Federal Reserve signaled its accommodative policies would continue for the foreseeable future, and some economic indicators trended positively. The market retrenched in the final weeks of September on investor concerns about the high valuations of surging tech stocks, political and budgetary tensions, the prospect of persistent inflation and worsening COVID-19 infection trends and their impact on important macroeconomic factors.

At quarter’s end, the Russell posted a 0.93% loss. Despite being ahead of its key benchmark in mid-September, the Fund lost ground in the last two weeks of the quarter to finish down a bit over 2%, a shortfall of 114 basis points relative to the market and 110 basis points lower than the Lipper. (One basis point is 1/100th of one percent.) For the year-to-date, the Parnassus Mid Cap Fund – Investor Shares’s 6.96% return trails the benchmark’s gain by a substantial margin, due primarily to a handful of poor stock picks.

From an allocation perspective, the Fund benefited slightly from having an underweight position in communication services stocks, the worst-performing sector in the Russell. The Fund was hurt slightly from having fewer financial stocks, the Russell’s best-performing sector.

The Fund’s performance during the quarter was overwhelmingly due to stock selection rather than sector allocation. Historically, our biggest winners have generally done better than our biggest losers, but from time to time, as has occurred recently, a few challenging stock picks hurt performance. Given our

Quarterly Report • 2021

longer-term track record of using our proven process to identify quality, long-term outperformers, we are confident our strategy will prevail.

The worst performer was Grocery Outlet, the off-price grocer with 401 store locations in the United States. The stock delivered a total return of negative 37.8%,* subtracting 86 basis points from the Fund‘s performance. The shares plummeted after the company reported disappointing quarterly results, driven by a slowdown in same-store-sales growth. Customers made fewer shopping trips to its stores and shifted purchases online to other retailers. Despite the near-term headwinds, we believe the company’s long-term growth prospects are intact due to its compelling business model with deeply discounted groceries from name-brand and private-label suppliers, a new store expansion multi-year runway, and margin expansion potential.

Data infrastructure provider Western Digital reduced the Fund’s return by 53 basis points as its stock fell 20.7%. Investors became concerned that the semiconductor cycle has peaked, as recent pricing trends have turned down due to supply-chain bottlenecks constraining demand in some of Western Digital’s key end markets. This is a cyclical business, but we are holding onto our position because we believe the longer-term secular trends remain in place, as the amount of data being created, stored, and analyzed is increasing exponentially. Once the short-term bottlenecks are cleared, we expect the uptrend in semiconductors to continue.

SelectQuote, a direct-to-consumer insurance distribution platform that includes auto, home and seniors’ health insurance, subtracted 53 basis points from the Fund’s performance, as the total return was negative 32.9%. The stock plummeted after management’s quarterly revenue outlook missed consensus expectations due to higher churn within its customer base and lower than expected cash flows.

Turning to our quarterly winners, the biggest contributor was Republic Services, the second-largest waste service and recycling company in the United States. The stock added 38 basis points to the Fund’s return, as its total return was 9.6%. The shares rose after the company’s earnings surpassed expectations, driven by robust pricing power, cost efficiencies and recycled commodity tailwinds. Management also raised its annual outlook as these tailwinds should continue into 2022. We see further upside as Republic benefits from higher volumes, expanding margins and accretive tuck-in merger and acquisition (M&A) opportunities.

Parnassus Mid Cap Fund

As of September 30, 2021

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

Avantor, a life sciences tools company, returned 15.2% and contributed 35 basis points to the Fund’s performance. Avantor’s shares climbed after the company reported stellar earnings and announced the acquisition of the privately held Masterflex bioprocessing business. The acquisition is expected to be accretive to Avantor’s margins and adds a leading portfolio of peristaltic pumps and consumables required to manufacture the next generation of drugs and therapies. Investor sentiment moved higher after management provided a bullish outlook for Avantor‘s core growth and margin trajectory through 2025 at its inaugural analyst day.

Hologic, a leading diagnostics and mammography solutions company, returned a positive 10.6% during the quarter and added 35 basis points to the Fund’s performance. The company reported robust earnings, driven by growth in its core diagnostics and 3D mammography segments and its newer COVID-19 testing business. Management also provided a rosy outlook for revenue growth through 2025, driven by higher instrument placements, international expansion, and recent acquisitions in new growth markets.

Outlook and Strategy

Despite the Russell’s negative performance this quarter, structural conditions persist that create an environment for potential continued stock outperformance. These include continued accommodative monetary policy, great demand for stocks, sustained earnings outperformance, and strong buyback trends. Still, bullish sentiment deteriorated this quarter as the COVID-19 Delta variant spread, supply chain pressures persisted, inflation rose and investors fretted that corporations are in a peak environment for accommodative policy, revenue growth and earnings. Fears of an economic slowdown in China and the potential knock-on effect for global growth also dented investor confidence. It is difficult to tell which direction the above trends will move and where they will settle, but our prevailing opinion is that the market is in for a volatile stretch.

Regarding valuation, mid cap stocks are trading at a forward price-to-earnings ratio of 20 times, close to the 20-year high of 24 times set in July of 2020, and well above the 20-year average of 16 times. These statistics are slightly more appealing than they were a quarter or two ago, but still not creating widespread buying opportunities. Thus, we remain in a stock-pickers market.

Given this backdrop, we continue to focus on owning a collection of high-quality, resilient businesses that will potentially be even more dominant franchises as we emerge from the global pandemic, and will likely outperform if the economy slows down. We believe quality companies investing in innovation and their talent base during this time will be better equipped to expand market share and accelerate growth over the long-term. Some of these businesses have had growing pains related to the choppy economy, but we are confident they will prevail over our investment horizon.

Shifting to our sector positioning, the Fund’s largest concentration of stocks is in the information technology sector, which we are overweight relative to the Russell. The Fund also remains overweight the industrials sector, with key holdings such as Republic Services and water infrastructure companies Xylem and Pentair. The Fund remains overweight high-quality health care companies, where we’ve focused on increasingly relevant life science and diagnostics companies such as Agilent, Hologic and Avantor. We continue to own fewer financials, consumer discretionary, utilities and materials stocks than the Russell, and have no exposure to the energy sector due to our fossil fuel-free mandate. We are optimistic that this positioning will serve us well in the event of a downturn.

We initiated two new positions during the quarter. We bought Ball Corporation, which is the world’s largest aluminum can manufacturer for beverages, food and household products. The company has built a strong competitive advantage due to its significant scale, long-term customer contracts and focus on innovation. We believe Ball is positioned to deliver healthy sustainable growth, as demand accelerates for aluminum cans for beverages as a greener alternative to plastics.

We also initiated a position in Sysco Corporation, the largest food distributor in the United States. Sysco has been investing heavily over the past several years in its warehouse and driver workforce, digital tools, and e-commerce platform, which should position the company to gain additional share, accelerate its top-line growth and deliver strong earnings growth.

To make room for Sysco, we sold our position in Clorox. While we admire the company’s strong brands, we felt the risk-reward of the stock is no longer attractive due to its steep valuation, supply-chain

Quarterly Report • 2021

management disruptions and ongoing cost pressures due to higher commodity and labor costs.

The Fund seeks to own high-quality businesses at fair prices that can grow intrinsic value faster than our benchmarks over entire business cycles. We believe this strategy will help the Fund outperform the market over the long-term, by participating in up markets, limiting losses in down markets and seeking to avoid permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2021

Parnassus Endeavor Fund

As of September 30, 2021, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $58.21, so the total return was a loss of 4.53% in the third quarter. This compares to a loss of 0.78% for the Russell 1000 Value Index (“Russell 1000 Value”), a gain of 0.58% for the S&P 500 Index (“S&P 500”), and a loss of 1.17% for the Lipper Multi-Cap Value Funds Average, which represents the average return of the multi cap value funds followed by Lipper (“Lipper Average”). The substantial lead we achieved in the first half of the year narrowed in the quarter as our cyclical stocks sold off. The Fund fell behind the Russell 1000 Value by 375 basis points, the S&P 500 by 511 basis points, and our Lipper peers by over 3%. However, we are well ahead of all three benchmarks for the year-to-date and all time periods (one-, three-, five- and ten-year periods).

With this report, we are introducing the Russell 1000 Value as the primary index for measuring and communicating the performance of the Parnassus Endeavor Fund. This index fits the Fund’s existing investment strategy and portfolio better than the S&P 500, which has become dominated by mega-cap technology stocks. Only the index is changing; the Fund’s investment strategy remains the same.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	51.74	19.25	17.89	19.06	0.94	0.94

Parnassus Endeavor Fund – Institutional Shares	52.03	19.63	18.18	19.23	0.73	0.71

Russell 1000 Value Index	35.01	10.07	10.94	13.51	NA	NA

S&P 500 Index	30.00	15.99	16.90	16.63	NA	NA

Lipper Multi-Cap Value Funds Average	38.74	9.47	11.08	12.71	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 16.07%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2021 (As Amended and Restated October 4, 2021), Parnassus Investments has contractually agreed to limit total operating expenses to 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table that summarizes the performance of the Parnassus Endeavor Fund, Russell 1000 Value, S&P 500, and Lipper Average. Even though our index changed starting October 1, 2021, we are keeping the S&P 500, our old index, in the table until May 2022 for ease of comparison. Note that the one-year performance of the Russell 1000 Value exceeded that of the S&P 500, so the change was not made to make the portfolio manager’s job easier.

Third Quarter Review

Our three biggest losers each reduced the Fund’s return by 58 basis points or more. In comparison, our three biggest winners each increased the Fund’s return by only 14 basis points or more. (One basis point is 1/100th of one percent.) Among the winners this quarter are high-quality, more-expensive stocks, whereas the losers this quarter were less expensive cyclical names.

Our biggest detractor was transportation provider FedEx. It took 77 basis points from the Fund’s return, as its stock sank from $298.33 to $219.29, for a total return of negative 26.3%.* FedEx’s quarterly earnings disappointed investors, as wage hikes and labor availability issues caused its profits to fall. We’re holding onto our position, because we see these pressures as temporary. Unemployment remains relatively high, and FedEx offers flexible jobs with good pay and benefits. Moreover, the company operates with difficult-to-replicate scale in an industry that benefits from long-term growth in ecommerce.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

Specialty retailer Gap cut the Fund’s return by 76 basis points, as its stock sank from $33.65 to $22.70 for a total return of negative 32.3%. Gap sells clothes and accessories under the Old Navy, Banana Republic, Athleta and other brands. Investors lost faith in the company’s turnaround due to larger concerns over supply-chain disruptions in Vietnam and higher shipping and labor costs. Nevertheless, management is focused on factors they can control, such as consolidating the U.S. store base, closing international operations, and optimizing customer lifetime value. In our view, these actions should allow Gap to take market share in the company’s key categories for years to come.

Data infrastructure provider Western Digital reduced the Fund’s return by 58 basis points as its stock fell from $71.17 to $56.44 for a total return of negative 20.7%. Investors grew concerned that the semi-conductor cycle has peaked, as recent pricing trends have turned down due to supply-chain bottlenecks constraining demand in some of Western Digital’s key end markets. This is a cyclical business, but we’re holding onto our position because we believe the longer-term secular trends are as strong as ever, as the amount of data being created, stored and analyzed is increasing exponentially. Once the short-term bottlenecks are cleared, we expect the uptrend in semi-conductors to continue.

Life sciences tools company Agilent was our biggest winner. It added 17 basis points to the Fund’s return, as the stock climbed from $147.81 to $157.53, for a total return of 6.7%. The company again beat earnings and raised guidance, as the business continued to fire on all cylinders. Management is executing very well with significant market-share gains and best-in-class sales growth in wide-moat markets. Agilent specifically pointed to sustained momentum and a continued recovery in its more cyclical chemical and energy markets. Going forward, we believe the company will benefit from shifts in the portfolio toward applications such as large-molecule research for biopharmaceutical customers, as well as further margin expansion.

Parnassus Endeavor Fund

As of September 30, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

Next, Alphabet contributed 17 basis points to the Fund’s performance, as its stock rallied from $2,441.79 to $2,673.52, for a total return of 9.5%. The company, formerly named Google, reported another strong quarter that beat expectations handily. Web search and YouTube growth accelerated, while the company’s cloud business continued to scale and achieve better margins. From a capital-allocation perspective, we appreciate management’s increased willingness to return cash through share repurchases. All these trends should continue to benefit shareholders.

Lastly, Accenture increased the Fund’s return by 14 basis points, as the stock moved higher from $294.79 to $319.92, for a total return of 8.8%. Accenture is a global professional-services company that specializes in information technology services and consulting. The company reported strong growth in bookings in both consulting and outsourcing, an indication that its enterprise clients continue to turn to Accenture for help mapping out digital transformations in the face of increased market uncertainty. The company’s board also repurchased more shares and increased the quarterly dividend, giving the stock price a boost.

Outlook and Strategy

U.S. stock markets ended flat for the quarter, after rising steadily through July and August and falling for most of September. No single event caused the S&P 500 to crest. Instead, multiple worries, including peak government stimulus, disrupted supply-chains and moderating consumer demand outweighed optimism that the economy could recover decisively from the coronavirus pandemic and its variants. High stock market valuations also played a role in the pullback, as investor expectations overshot earnings growth.

Today’s demand environment generally benefits rapidly expanding growth stocks due to the scarcity premium. This echoes what we saw in the early months of the pandemic. From March 2020 to September 2020, growth stocks soared when economic activity contracted due to mandatory government lockdowns. However, value stocks, which make up the majority of the Parnassus Endeavor Fund, caught up from October 2020 to May 2021, as growth became more broad-based. This summer, market leadership by value stocks began to reverse again. Companies operating in economically sensitive sectors such as hardware and retail struggled, contributing to the Parnassus Endeavor Fund’s underperformance this quarter.

The Parnassus Endeavor Fund has long been, and will continue to be, managed as a large cap value stock fund, a categorization validated by mutual fund rating agency Morningstar. As a result, the Parnassus Endeavor Fund’s primary benchmark changed from the S&P 500 to the Russell 1000 Value. We did not make this decision lightly, and did so solely in the interest of shareholders. The Russell 1000 Value is the most used benchmark for large cap value funds and therefore the most appropriate benchmark for the Parnassus Endeavor Fund. Our value-oriented investment approach will not change. Indeed, our goal for the new benchmark is to assure shareholders that the Fund’s investment style is intentional and durable well into the future.

Why does a commitment to value investing make sense now? Inflation and valuations offer two compelling reasons. Inflationary forces are creeping up everywhere, and many of them, such as housing, commodities, and wages, could prove to be sticky. Massive fiscal stimulus by the government may have peaked, but its effects on future inflation and growth have yet to be fully felt. Secondly, investors ignore valuations at their peril. A single company priced for 20% growth in perpetuity must take over the world to justify some of today’s prices, and the idea that hundreds of such companies can exist simultaneously smacks of madness. The Parnassus Endeavor Fund’s approach of buying good companies at bargain prices isn’t necessarily a panacea, but it can offer a much-needed hedge.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Billy Hwan

Portfolio Manager

Quarterly Report • 2021

Parnassus Mid Cap Growth Fund

As of September 30, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $64.50, resulting in a loss of 2.45% for the third quarter. This compares to a decline of 0.76% for the Russell Midcap Growth Index (“Russell Midcap Growth”) and a decline of 0.38% for the Lipper Multi-Cap Growth Funds Average, which represents the average multi-cap growth funds followed by Lipper (“Lipper Average”). Year-to-date, the Parnassus Mid Cap Growth Fund – Investor Shares posted a gain of 4.98% versus a return of 9.60% for the Russell Midcap Growth and a gain of 10.44 % for the Lipper Average.

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth and Lipper Average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2021.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	23.89	15.08	14.22	16.87	0.83

Parnassus Mid Cap Growth Fund – Institutional Shares	24.07	15.26	14.39	16.98	0.68

Russell Midcap Growth Index	30.45	19.14	19.27	17.54	NA

Lipper Multi-Cap Growth Funds Average	27.37	20.51	20.96	17.73	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 11.84%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth Index is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Third Quarter Review

The Fund dropped 2.45% in the third quarter, trailing the 0.76% loss for the Russell Midcap Growth. While the index fell only slightly, under the surface there was a lot of movement in individual stocks due to COVID-19 Delta variant trends, ongoing supply-chain and input-price pressures and a sharp jump in interest rates at the end of the quarter. Sector allocation had a positive impact on our performance this quarter, but unfortunately poor stock selection overwhelmed that benefit. Stock selection was most negative for us in the health care and information technology sectors, while it was most positive in communication services and industrials.

Our worst performer this quarter was StoneCo, a technology-focused merchant-payments processor in Brazil. Its stock dropped 43.9%* from our average purchase price and sliced 122 basis points off the Fund’s return. (One basis point is 1/100th of one percent.) Shares fell after the company reported a quarterly loss due to credit impairments, as a new national receivables registry being rolled out by Brazil’s central bank isn’t functioning properly yet. The stock was also hurt by fast-rising interest rates in Brazil, which could reduce the profitability of StoneCo’s prepayment product.

Data infrastructure provider Western Digital cut the Fund’s performance by 65 basis points, as its stock fell 20.7%. Investors became concerned that the semiconductor cycle has peaked, as recent pricing trends have turned down due to supply-chain bottlenecks constraining demand in some of Western Digital’s key end markets. This is a cyclical business, but we’re holding onto our position because we believe the longer-term secular trends are as strong as ever, as the amount of data being created, stored and analyzed is increasing exponentially. Once the short-term bottlenecks are cleared, we expect the uptrend in semiconductors to continue.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2021

Cell biology tool manufacturer Berkeley Lights reduced the Fund’s return by 63 basis points as the stock declined 51.0% to our average selling price during the quarter. The stock fell after the company’s second quarter revenue missed expectations. It dropped again later in the quarter after a short report was released questioning the effectiveness of its core product, Beacon. We sold our position because we’re concerned that Beacon’s adoption will be slower than expected.

Our best-performing stock during the quarter was analog semiconductor company Monolithic Power. The stock contributed 47 basis points to the Fund’s return, as it jumped 30.0% during the quarter. The company beat sales expectations and raised guidance as the relevancy of its semiconductor chips focused on power efficiency is increasing.

Old Dominion Freight Lines, a transportation company that focuses on less-than-truckload shipments, returned 12.8% and contributed 37 basis points to the Fund’s performance. Old Dominion is making the most of the red-hot freight market, as the company’s revenue grew 47% and operating income grew an amazing 84% during the quarter. We believe Old Dominion’s best-in-class reliability and customer service will enable the company to continue gaining market share.

Cadence Design Systems added 36 basis points to the Fund’s return as the stock rose 10.7%. The provider of semiconductor design software continues to have a strong year, as it benefits from tailwinds in the semiconductor industry such as 5G, data analytics, and hyperscale computing. The launch of new products and expansion into areas like system analysis are also fueling growth.

Parnassus Mid Cap Growth Fund

As of September 30, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2021

Outlook and Strategy

The Russell Midcap Growth Index ended the quarter down 0.76%. While the market was up for most of the quarter, it ended September with a sharp drop as investors coped with a growing number of concerns.

U.S. economic growth decelerated during the third quarter, as government stimulus programs moderated and a resurgent COVID-19 Delta variant further delayed re-opening activities. Meanwhile, inflation remained far above the Federal Reserve’s 2% target, as shipping and manufacturing bottlenecks, labor shortages and extreme weather impacted supply chains. The combination of high inflation and a declining unemployment rate resulted in the Federal Reserve indicating that it plans to taper its bond purchasing during the fourth quarter. At the same time, our politicians in Washington must raise the government’s authorized debt limit, or the government will default on its debt for the first time in history.

This combination of decelerating growth, high inflation, withdrawal of central bank support, and political drama could make for a tumultuous fourth quarter in the stock market. We wrote last quarter that the range of outcomes was very wide, and we think that range has expanded even further. While volatility could be to the upside because U.S. corporations and consumers are flush with cash and some of these concerns may get resolved, any of the aforementioned concerns could cause a sharp pull-back in the market.

We upgraded the portfolio during the quarter to best position it for our expectations of volatility ahead. We sold six stocks and welcomed three new additions. We exited Nuance Communications, as the company is being acquired by Microsoft. We took our gains on Insperity, a professional employer organization that provides human resources and administrative services, as we felt the stock’s valuation became stretched after a run of outperformance since we invested. We exited Fair Isaac Corp, the consumer credit analytics company that issues the FICO score, due to our concerns that FICO could lose market share to alternative credit scoring systems over time. We sold cell biology tool manufacturer Berkeley Lights due to customer-adoption concerns, and we sold insurance broker SelectQuote due to our concerns around its customer retention. Finally, we moved on from Grocery Outlet, the discount grocer, because we think changing consumer shopping behavior and rising inflation have impaired their business model.

We welcomed three innovative market-share gainers with secular tailwinds this quarter. Despite StoneCo’s rough quarter, the company has a significant opportunity to modernize payment processing in Brazil. Our second newcomer is Okta, the leader in cybersecurity identity management. Identity management is a field that is rapidly growing as businesses rush to protect their data and employees against cyberattacks. We expect Okta’s free cash flow to inflect meaningfully higher as its platform rapidly scales. Finally, we added Match Group, the global leader in online dating. We’ve followed the company for a long time, and when the stock sold off after management’s guidance was lower than expected, we used that as an opportunity to buy this category winner. Match has a platform of dating apps catering to different interests, is highly profitable, and has a long runway of growth ahead of it.

Information technology remains our largest sector weighting at 35%, roughly the same as the index, as we’ve identified many innovative long-term winners. Our largest sector overweights are in financials and communications services, as we’ve invested behind a number of companies that are leading the economy’s offline-to-online transition. Companies like MarketAxess, Silvergate Capital, Angi and Match are at the vanguard of this trend and we believe each should generate significant growth for years to come.

We’re excited about what the future will bring for the companies in our portfolio, and we believe that our Fund is well-positioned to weather any volatility that may lie ahead.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • 2021

Parnassus Fixed Income Fund

As of September 30, 2021, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.43, producing a loss for the quarter of 0.12% (including dividends). This compares to a gain of 0.05% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”) and a gain of 0.01% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper Average”). For the first three quarters of 2021, the Parnassus Fixed Income Fund – Investor Shares posted a loss of 2.02%, as compared to a loss of 1.55% for the Bloomberg Aggregate Index and a loss of 1.08% for the Lipper Average.

Below is a table comparing the performance of the Fund with that of the Bloomberg Aggregate Index and the Lipper Average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 1.19%, and the unsubsidized SEC yield was 1.11%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-1.65	5.28	2.83	2.48	0.74	0.68

Parnassus Fixed Income Fund – Institutional Shares	-1.40	5.52	3.07	2.60	0.55	0.45

Bloomberg U.S. Aggregate Bond Index	-0.90	5.35	2.94	3.01	NA	NA

Lipper Core Bond Funds Average	0.35	5.53	3.15	3.24	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.16%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2021 (As Amended and Restated October 4, 2021), Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2022, and may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Review

The Fund’s slight underperformance was driven by our overweight allocation to investment grade corporate debt. Credit markets were generally sanguine in the quarter, despite slowing economic growth, a resurgence in COVID-19, a chaotic exit from Afghanistan and stress in the global supply chain. Credit spreads moved tighter in the quarter, but not enough to offset the modest increase in underlying Treasury rates.

Our allocation to investment grade corporate debt is nearly twice that of the Index, at 52.51% of assets versus the Index at 26.41% of assets. While our duration is relatively short, at 8.18 years versus the Index at 8.62 years, that was not enough to insulate the portfolio. These high-grade assets reduced the total return by 14 basis points. (One basis point is 1/100th of one percent.) No single bond accounted for more than 1 basis point of detraction. Instead, prices degraded slightly across the entire portfolio.

We hold several asset classes that are not represented in the Index, including high yield bonds and preferred stock. In stable credit environments, high yield bonds tend to do very well. Prices drift higher as investors perceive fewer credit risks and investors benefit from a more attractive yield. Almost uniformly, our top-performing securities were issued by companies below investment grade, including Hologic, SBA Communications, T-Mobile, MSCI and Sealed Air. Each of these companies’ bonds contributed at least 2 basis points to the total return.

Our high yield corporate debt added 12 basis points to the total return, partially offsetting losses from our investment grade portfolio. The high yield portfolio accounts for 15.98% of the Fund’s assets and has a

Quarterly Report • 2021

duration of 4.43 years, providing a nice offset to our longer duration of 8.18 years on investment grade names. In total, our corporate portfolio has a duration of 7.30 years.

The Parnassus Fixed Income Fund’s Treasury portfolio did very well in the quarter, returning 12 basis points and contributing 9 basis points to the total return. That compares to a gain of 9 basis points for the Index and a contribution of 3 basis points. We’re particularly pleased with this outcome, given our underweight position at 25.90% of the portfolio versus 38.13% for the Index. Our portfolio benefitted from the barbell strategy we put into place earlier this year, whereby a disproportionate amount of our bonds matures in the next two years or in 30 years’ time. This structure helps insulate the portfolio from rising rates, especially in the 5 to 20 year part of the curve.

The worst performers in the quarter were our preferred stock holdings. These securities are fixed income assets because they pay a set dividend on predetermined dates and are another tool that provides the Fund with a higher yield. Most of our preferred stock is rated investment grade, but provides a yield comparable to high yield bonds. These securities fell out of favor in the quarter and pulled down our total return by 3 basis points. Preferred stock issued by Public Storage and Digital Realty, a data center REIT, each removed 2 basis points from the total return. Prices on preferred stock can be more volatile than traditional bonds, but over the long-term, we believe these securities provide an excellent return for the risk.

Outlook and Strategy

The economy is at a point of enormous transition. It enters the fourth quarter as both fiscal and monetary policies become less accommodative. While the Federal Reserve only suggested during its September meeting that tapering its bond purchases may be warranted, this undoubtedly marked a policy shift. On the fiscal side, the appetite for big spending has also waned, with much lower probability of further aggressive fiscal spending.

There’s no doubt that the economy is growing well. According to Bloomberg, analysts expect economic growth to be above 5% in the third quarter, a strong showing. However, those expectations are down more than 2.5% over the last few months, as economists expected growth closer to 7.5% just a few months ago.

Parnassus Fixed Income Fund

As of September 30, 2021

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

While we expect inflation to be transitory for now, we remain mindful of the risks that more persistent supply chain disruptions could impact our outlook on inflation. Large parts of the world still have limited access to vaccines, which combined with potential new variants and risks of diminishing vaccine efficacy, could prolong the disruptions.

Corporate earnings are likely facing headwinds after profit margins hit a record in the second quarter. A combination of slower revenue growth and input-cost pressures from supply and labor shortages could bring some profitability challenges for companies with weaker fundamentals. Earnings growth might also slow more than current expectations, as it becomes more difficult for some companies to pass the increased costs to consumers.

We believe the corporate issuers in the Parnassus Fixed Income Fund are in a strong position to weather this upcoming volatility. Our holdings were screened

Quarterly Report • 2021

for attributes like pricing power and secular growth trends, which means that the companies are, on average, becoming more important to the economy over time. We also believe that our strong overweight allocation to corporate securities and our investments in high yield debt will, over the longer term, provide investors with more attractive yields than securitized debt, which we do not own. At 70.27% of assets versus 26.25%, our corporate portfolio is nearly triple that of the index.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2021

Responsible Investing Notes

The COVID-19 pandemic continues to spell trouble for the economy as we approach the end of 2021. It appeared that a successful vaccine rollout during the first quarter could lead to a strong reopening of the U.S. economy in the summer, and things did, in fact, look hopeful during the summer. Vaccinated people were heading back to work; parents were sending their children to summer programs and a sense of normalcy was returning. Unfortunately, the emergence of the COVID-19 Delta variant changed all that. In many states, hospital beds began filling up again, employers struggled with decisions about calling employees back to work and working parents made tough choices about staying home with their children. In short, the reopening of the economy was more challenging than companies could have anticipated. Moreover, labor shortages and supply chain constraints became troubling during the third quarter.

Workplace evaluations focused on companies’ treatment of their employees have long been a component of Parnassus’s ESG assessments. Our investment team gauges the level of engagement of the workforce and assesses whether the company maintains an equitable workplace. While stocks may move for a variety of reasons, positive workplace practices can make a difference in outcomes for a company. Good workplace practices of companies held by the Parnassus Funds, such as Jack Henry and Verizon, were helpful throughout the challenging environment this past summer.

Verizon employees made a positive impact on their company’s bottom line this past quarter. During the most recent earnings call, CEO Hans Erik Vestberg was asked if there were any labor issues pertaining to the company’s retail operations or field employees. Vestberg acknowledged that the labor market is tough, but added that Verizon’s support for its employees throughout the pandemic has significantly helped with retention. You may recall that Verizon was one of the few companies that decided not to enact mass furloughs for its retail employees during the COVID-19 pandemic. Instead, the company chose to transfer more than 115,000 employees to remote arrangements and retrain 20,000 retail employees to temporarily serve in other roles, which was a massive undertaking. Verizon was already well known for its positive workplace, specifically its diversity, equity and inclusion; training and development; and veteran hiring programs. As acknowledged by Vestberg on the call, providing value to Verizon’s workforce has helped the company retain its employees during tough times.

During Jack Henry’s latest earnings call, CEO David B. Foss noted challenges with attracting and retaining talent in a heated labor market. He shared that the company has a new initiative that will shift its recruitment efforts to leverage new technology solutions in an effort to expand its reach and broaden its pool of qualified and diverse talent. The CEO also disclosed the results of the company’s most recent employee engagement survey, where two-thirds of the company’s associates participated and 83% of participants reported that they were engaged with their work and the company—results that are much higher than the industry benchmark. Foss made sure investors on the call knew he was pleased with his employees’ performance, particularly that of the sales team. He remarked that they’ve positioned the company for another successful year of selling. Foss concluded that he is very optimistic for the future of Jack Henry.

As the pandemic continues to create challenging circumstances for companies, Verizon and Jack Henry acknowledge that having a good place to work has continued to help them navigate this past quarter’s tough labor market conditions. Employees who are treated well, engaged with their work and recognized by management will find ways to help their company succeed. Furthermore, providing a good place to work is likely to help attract and retain talent during a tight labor market.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Stewardship

Quarterly Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of September 30, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	6,747,653	1,902,298,334	6.5%
Alphabet Inc., Class A	605,405	1,618,562,375	5.5%
Danaher Corp.	4,498,540	1,369,535,518	4.7%
Comcast Corp., Class A	21,311,280	1,191,939,890	4.1%
CME Group Inc., Class A	6,080,881	1,175,920,768	4.0%
S&P Global Inc.	2,263,138	961,584,705	3.3%
The Charles Schwab Corp.	12,702,196	925,227,957	3.1%
Deere & Co.	2,759,860	924,746,290	3.1%
Linde plc	3,087,734	905,879,401	3.1%
Becton Dickinson and Co.	3,675,719	903,565,245	3.1%
The Procter & Gamble Co.	6,191,177	865,526,545	2.9%
Mastercard Inc., Class A	2,454,040	853,220,627	2.9%
Fiserv Inc.	7,859,358	852,740,343	2.9%
Waste Management Inc.	5,668,646	846,668,966	2.9%
American Tower Corp.	3,104,553	823,979,412	2.8%
NVIDIA Corp.	3,963,800	821,140,808	2.8%
Costco Wholesale Corp.	1,787,095	803,031,138	2.7%
Apple Inc.	5,415,029	766,226,603	2.6%
Mondelez International Inc., Class A	12,032,287	700,038,458	2.4%
Applied Materials Inc.	5,415,466	697,132,938	2.4%
Adobe Inc.	1,124,148	647,194,486	2.2%
Booking Holdings Inc.	258,966	614,751,618	2.1%
Verizon Communications Inc.	11,380,778	614,675,820	2.1%
Ball Corp.	6,675,949	600,635,132	2.0%
Boston Scientific Corp.	13,418,340	582,221,773	2.0%
Texas Instruments Inc.	2,991,073	574,914,141	1.9%
VF Corp.	8,538,702	572,007,647	1.9%
Gilead Sciences Inc.	7,665,583	535,440,972	1.8%
Pentair plc	7,148,814	519,218,361	1.8%
Kansas City Southern	1,906,445	515,960,275	1.8%
Cadence Design Systems Inc.	3,401,110	515,064,098	1.8%
Xylem Inc.	3,846,731	475,763,690	1.6%
Nike Inc., Class B	3,246,278	471,456,954	1.6%
Digital Realty Trust Inc.	2,843,028	410,675,395	1.4%
Alexandria Real Estate Equities Inc.	2,100,778	401,395,652	1.4%
Synopsys Inc.	1,133,766	339,460,878	1.1%
Micron Technology Inc.	4,636,460	329,095,931	1.1%
Intel Corp.	5,632,738	300,112,281	1.0%

Total investment in equities		28,929,011,425	98.4%

Total short-term securities		544,930,079	1.9%

Other assets and liabilities		(78,058,746)	-0.3%

Total net assets		29,395,882,758	100.0%

Net asset value as of September 30, 2021
Investor shares		$61.63
Institutional shares		$61.76

Quarterly Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of September 30, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Republic Services Inc.	3,046,446	365,756,310	4.6%
Hologic Inc.	4,142,799	305,779,994	3.9%
Avantor Inc.	5,878,335	240,423,902	3.0%
Jack Henry & Associates Inc.	1,449,274	237,767,892	3.0%
O’Reilly Automotive Inc.	375,741	229,600,295	2.9%
Trimble Inc.	2,777,255	228,429,224	2.9%
Pentair plc	3,118,238	226,477,626	2.9%
Verisk Analytics Inc.	1,112,708	222,842,031	2.8%
SBA Communications Corp., Class A	670,657	221,699,084	2.8%
Agilent Technologies Inc.	1,364,649	214,973,157	2.7%
Signature Bank	782,420	213,037,318	2.7%
Xylem Inc.	1,714,123	212,002,733	2.7%
Cerner Corp.	2,976,111	209,875,348	2.6%
Teleflex Inc.	551,210	207,558,126	2.6%
CBOE Global Markets Inc.	1,647,669	204,080,282	2.6%
Roper Technologies Inc.	455,187	203,072,576	2.6%
KLA Corp.	604,286	202,139,710	2.5%
Guidewire Software Inc.	1,652,095	196,384,533	2.5%
Burlington Stores Inc.	671,756	190,489,849	2.4%
Nuance Communications Inc.	3,442,301	189,464,247	2.4%
PPG Industries Inc.	1,293,891	185,039,352	2.3%
Western Digital Corp.	3,009,946	169,881,352	2.1%
C.H. Robinson Worldwide Inc.	1,920,927	167,120,649	2.1%
Americold Realty Trust	4,906,386	142,530,513	1.8%
Synopsys Inc.	468,334	140,223,883	1.8%
Digital Realty Trust Inc.	970,451	140,181,647	1.8%
Cable One Inc.	76,364	138,457,859	1.7%
First Republic Bank, Class A	707,074	136,380,433	1.7%
VF Corp.	2,028,274	135,874,075	1.7%
IDACORP Inc.	1,292,972	133,667,445	1.7%
Levi Strauss & Co., Class A	5,440,306	133,341,900	1.7%
Cadence Design Systems Inc.	859,633	130,182,821	1.6%
Sysco Corp.	1,617,299	126,957,971	1.6%
ANGI Inc., Class A	10,240,202	126,364,093	1.6%
Hilton Worldwide Holdings Inc.	949,361	125,420,082	1.6%
Broadridge Financial Solutions Inc.	737,057	122,823,178	1.6%
McCormick & Co., Non-Voting Shares	1,467,677	118,925,867	1.5%
Ball Corp.	1,298,187	116,797,884	1.5%
Public Storage	391,281	116,249,585	1.5%
BioMarin Pharmaceutical Inc.	1,482,749	114,601,670	1.4%
Ansys Inc.	335,725	114,297,576	1.4%
First Horizon Corp.	5,724,268	93,248,326	1.2%
Grocery Outlet Holding Corp.	4,283,840	92,402,429	1.2%
SelectQuote Inc.	7,019,083	90,756,743	1.1%
The AES Corp.	3,698,870	84,445,202	1.1%

Total investment in equities		7,718,026,772	97.4%

Total short-term securities		198,494,707	2.5%

Other assets and liabilities		7,376,729	0.1%

Total net assets		7,923,898,208	100.0%

Net asset value as of September 30, 2021
Investor shares		$43.62
Institutional shares		$43.79

Quarterly Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of September 30, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Verizon Communications Inc.	3,521,415	190,191,622	3.8%
Intel Corp.	3,297,764	175,704,866	3.5%
The Charles Schwab Corp.	2,360,908	171,968,539	3.4%
Cisco Systems Inc.	3,000,000	163,290,000	3.3%
Agilent Technologies Inc.	1,000,000	157,530,000	3.1%
Merck & Co., Inc.	1,956,933	146,985,238	2.9%
PepsiCo Inc.	915,459	137,694,188	2.7%
Gilead Sciences Inc.	1,949,610	136,180,259	2.7%
American Express Co.	808,371	135,426,394	2.7%
Hanesbrands Inc.	7,512,685	128,917,675	2.6%
Biogen Inc.	452,053	127,926,478	2.5%
Bank of America Corp.	3,000,000	127,350,000	2.5%
The Bank of New York Mellon Corp.	2,444,145	126,704,477	2.5%
Omnicom Group Inc.	1,721,672	124,752,353	2.5%
S&P Global Inc.	281,500	119,606,535	2.4%
Simon Property Group Inc.	913,815	118,768,536	2.4%
Western Digital Corp.	2,100,000	118,524,000	2.3%
Capital One Financial Corp.	700,000	113,379,000	2.3%
FedEx Corp.	514,788	112,887,860	2.2%
Vertex Pharmaceuticals Inc.	619,438	112,359,859	2.2%
VMware Inc., Class A	727,616	108,196,499	2.2%
Apple Inc.	763,681	108,060,862	2.2%
Alphabet Inc., Class A	40,000	106,940,800	2.1%
Mastercard Inc., Class A	300,000	104,304,000	2.1%
Microsoft Corp.	369,967	104,301,097	2.1%
W.W. Grainger Inc.	265,173	104,228,899	2.1%
Becton Dickinson and Co.	419,352	103,085,109	2.1%
Micron Technology Inc.	1,450,399	102,949,321	2.0%
Seagate Technology plc	1,246,543	102,864,728	2.0%
Cummins Inc.	455,464	102,278,996	2.0%
The Progressive Corp.	1,105,217	99,900,565	2.0%
Discover Financial Services	800,869	98,386,757	2.0%
Applied Materials Inc.	763,434	98,276,859	2.0%
Paychex Inc.	841,205	94,593,502	1.9%
Novartis AG (ADR)	1,152,019	94,212,114	1.9%
VF Corp.	1,382,333	92,602,488	1.8%
Accenture plc, Class A	285,374	91,296,850	1.8%
The Gap Inc.	3,755,550	85,250,985	1.7%
Cerner Corp.	1,191,491	84,023,945	1.7%
BioMarin Pharmaceutical Inc.	1,059,846	81,915,497	1.6%
Illumina Inc.	159,393	64,651,395	1.3%
Intuit Inc.	110,012	59,352,574	1.2%

Total investment in equities		4,837,821,721	96.3%

Total short-term securities		138,192,909	2.7%

Other assets and liabilities		48,350,864	1.0%

Total net assets		5,024,365,494	100.0%

Net asset value as of September 30, 2021
Investor shares		$58.21
Institutional shares		$58.35

Quarterly Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of September 30, 2021 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Cadence Design Systems Inc.	301,255	45,622,057	4.2%
Agilent Technologies Inc.	276,265	43,520,025	4.0%
Old Dominion Freight Lines Inc.	145,211	41,527,442	3.8%
O’Reilly Automotive Inc.	65,277	39,888,164	3.6%
Pool Corp.	89,405	38,838,426	3.5%
IDEXX Laboratories Inc.	62,395	38,803,451	3.5%
Synopsys Inc.	124,479	37,270,257	3.4%
Burlington Stores Inc.	128,116	36,329,854	3.3%
Square Inc., Class A	146,551	35,148,792	3.2%
Autodesk Inc.	121,587	34,672,965	3.2%
CoStar Group Inc.	387,000	33,305,220	3.0%
Avalara Inc.	174,337	30,468,878	2.8%
Thomson Reuters Corp.	268,893	29,707,299	2.7%
Illumina Inc.	73,104	29,651,713	2.7%
MarketAxess Holdings Inc.	68,663	28,885,837	2.6%
Signature Bank	105,000	28,589,400	2.6%
Western Digital Corp.	506,393	28,580,821	2.6%
Xylem Inc.	219,256	27,117,582	2.5%
Verisk Analytics Inc.	133,748	26,785,712	2.5%
Match Group Inc.	168,730	26,488,922	2.4%
ANGI Inc., Class A	2,045,391	25,240,125	2.3%
Monolithic Power Systems Inc.	50,262	24,360,986	2.2%
KLA Corp.	72,205	24,153,295	2.2%
Morningstar Inc.	92,446	23,946,287	2.2%
Broadridge Financial Solutions Inc.	141,281	23,543,066	2.1%
The New York Times Co., Class A	467,258	23,021,802	2.1%
Lululemon Athletica Inc.	54,564	22,082,051	2.0%
Okta Inc., Class A	88,581	21,023,815	1.9%
Ansys Inc.	60,677	20,657,485	1.9%
The Trade Desk Inc., Class A	285,430	20,065,729	1.8%
StoneCo Ltd., Class A	545,524	18,940,593	1.7%
Teleflex Inc.	48,316	18,193,390	1.7%
Guidewire Software Inc.	150,889	17,936,175	1.6%
Cable One Inc.	9,427	17,092,377	1.6%
Alnylam Pharmaceuticals Inc.	77,587	14,649,201	1.3%
Hilton Worldwide Holdings Inc.	108,531	14,338,030	1.3%
10X Genomics Inc., Class A	93,160	13,562,233	1.2%
Silvergate Capital Corp., Class A	111,554	12,884,487	1.2%
Veeva Systems Inc., Class A	43,920	12,656,426	1.2%
BioMarin Pharmaceutical Inc.	142,279	10,996,744	1.0%
Seagen Inc.	60,513	10,275,107	0.9%
Sunrun Inc.	207,381	9,124,764	0.8%

Total investment in equities		1,079,946,985	98.3%

Total short-term securities		28,868,282	2.6%

Other assets and liabilities		(9,391,667)	-0.9%

Total net assets		1,099,423,600	100.0%

Net asset value as of September 30, 2021
Investor shares		$64.50
Institutional shares		$64.62

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2021 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Bank of America	5.00%	09/17/2024	223,739	5,985,018	1.3%
Public Storage	4.00%	07/01/2029	125,000	3,192,500	0.7%
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	3,117,338	0.7%
Public Storage	4.00%	06/16/2026	40,000	1,544,233	0.4%
Public Storage	3.88%	10/06/2025	60,204	1,026,400	0.2%
The Charles Schwab Corp.	4.45%	06/01/2026	36,755	962,981	0.2%

Total investment in preferred stocks				15,828,470	3.5%

Convertible Bonds			Principal Amount ($)
Sunrun Inc.	0.00%	02/01/2026	1,500,000	1,277,657	0.3%

Total investment in convertible bond				1,277,657	0.3%

Corporate Bonds
Trimble Inc.	4.90%	06/15/2028	6,000,000	6,932,402	1.5%
Ball Corp.	4.88%	03/15/2026	6,000,000	6,630,000	1.4%
Avantor Funding Inc.	4.63%	07/15/2028	6,000,000	6,315,300	1.4%
Micron Technology Inc.	5.33%	02/06/2029	5,275,000	6,300,618	1.4%
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	6,296,505	1.4%
Teleflex Inc.	4.25%	06/01/2028	6,000,000	6,234,540	1.4%
McCormick & Co.	2.50%	04/15/2030	6,000,000	6,127,460	1.3%
Booking Holdings Inc.	4.63%	04/13/2030	5,000,000	5,937,417	1.3%
Alaska Air 2020-1, Class B	8.00%	08/15/2025	5,253,020	5,909,297	1.3%
MSCI Inc.	4.00%	11/15/2029	5,500,000	5,822,850	1.3%
Comcast Corp.	4.25%	10/15/2030	5,000,000	5,818,097	1.3%
Lam Research Corp.	4.00%	03/15/2029	5,000,000	5,733,929	1.2%
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,731,233	1.2%
SBA Communications Corp.	3.88%	02/15/2027	5,500,000	5,699,375	1.2%
Hologic Inc.	3.25%	02/15/2029	5,500,000	5,520,735	1.2%
Xylem Inc.	2.25%	01/30/2031	5,500,000	5,498,025	1.2%
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	5,472,931	1.2%
T-Mobile USA Inc.	2.25%	02/15/2026	5,000,000	5,056,250	1.1%
Sealed Air Corp.	4.00%	12/01/2027	4,482,000	4,772,882	1.0%
Southwest Airlines Co.	5.13%	06/15/2027	4,000,000	4,675,647	1.0%
Adobe Inc.	2.30%	02/01/2030	4,500,000	4,649,832	1.0%
Fiserv Inc.	2.65%	06/01/2030	4,500,000	4,601,450	1.0%
American Tower Corp.	2.70%	04/15/2031	4,500,000	4,596,186	1.0%
Regency Centers LP	3.70%	06/15/2030	4,000,000	4,410,589	1.0%
Becton Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,399,493	1.0%
The Clorox Co.	1.80%	05/15/2030	4,500,000	4,375,986	1.0%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,295,715	0.9%
Kansas City Southern	2.88%	11/15/2029	4,000,000	4,194,341	0.9%
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	4,180,000	0.9%
Lowe’s Companies Inc.	4.50%	04/15/2030	3,500,000	4,098,837	0.9%
Autodesk Inc.	4.38%	06/15/2025	3,630,000	4,008,080	0.9%
Intel Corp.	4.80%	10/01/2041	3,000,000	3,829,045	0.8%
Waste Management Inc.	3.15%	11/15/2027	3,500,000	3,802,420	0.8%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,708,970	0.8%
VF Corp.	2.95%	04/23/2030	3,500,000	3,680,429	0.8%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2021 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,676,167	0.8%
Alexandria Real Estate	2.00%	05/18/2032	3,750,000	3,630,382	0.8%
The Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,593,922	0.8%
Masco Corp.	4.50%	05/15/2047	3,000,000	3,588,500	0.8%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,448,052	0.7%
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,442,101	0.7%
APTIV plc	5.40%	03/15/2049	2,500,000	3,397,845	0.7%
Boston Scientific Corp.	4.00%	03/01/2029	3,000,000	3,396,444	0.7%
APTIV plc	4.25%	01/15/2026	3,000,000	3,340,623	0.7%
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,281,778	0.7%
Digital Realty Trust Inc.	3.60%	07/01/2029	3,000,000	3,279,232	0.7%
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,264,966	0.7%
Hanesbrands Inc.	4.88%	05/15/2026	3,000,000	3,249,000	0.7%
Hanesbrands Inc.	5.38%	05/15/2025	3,000,000	3,140,640	0.7%
Gilead Sciences Inc.	4.80%	04/01/2044	2,500,000	3,121,937	0.7%
CoStar Group, Inc.	2.80%	07/15/2030	3,000,000	3,048,016	0.7%
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	3,000,000	3,045,000	0.7%
FedEx Corp.	4.75%	11/15/2045	2,500,000	3,041,293	0.7%
Masco Corp.	2.00%	10/01/2030	3,000,000	2,897,123	0.6%
FedEx Corp.	4.25%	05/15/2030	2,500,000	2,866,656	0.6%
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,828,623	0.6%
VF Corp.	6.00%	10/15/2033	2,000,000	2,570,587	0.6%
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,473,793	0.5%
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,445,018	0.5%
Gilead Sciences Inc.	0.74%	09/29/2023	2,430,000	2,430,045	0.5%
Fiserv Inc.	4.40%	07/01/2049	2,000,000	2,389,191	0.5%
Autodesk Inc.	2.85%	01/15/2030	2,250,000	2,343,786	0.5%
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	2,263,346	0.5%
Alexandria Real Estate	4.85%	04/15/2049	1,750,000	2,242,194	0.5%
Merck & Co. Inc.	3.40%	03/07/2029	2,000,000	2,214,108	0.5%
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,169,880	0.5%
Mastercard Inc.	2.95%	06/01/2029	2,000,000	2,165,265	0.5%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,131,281	0.5%
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,128,723	0.5%
American Tower Corp.	2.95%	01/15/2051	2,250,000	2,121,154	0.5%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,062,591	0.5%
Starbucks Corp.	2.55%	11/15/2030	2,000,000	2,052,141	0.4%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	2,000,000	2,020,000	0.4%
Lowe’s Companies Inc.	3.00%	10/15/2050	2,000,000	1,945,192	0.4%
Boston Scientific Corp.	4.70%	03/01/2049	1,500,000	1,912,072	0.4%
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,880,016	0.4%
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,876,789	0.4%
Becton Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,865,111	0.4%
Hilton Domestic Operating Company Inc.	4.88%	01/15/2030	1,500,000	1,609,140	0.3%
Iron Mountain Inc.	4.88%	09/15/2029	1,500,000	1,571,250	0.3%
Iron Mountain Inc.	4.88%	09/15/2027	1,500,000	1,557,270	0.3%
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,228,112	0.3%
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	992,946	0.2%
Teleflex Inc.	4.63%	11/15/2027	500,000	521,250	0.1%
Southwest Air 07-1 Trust	6.15%	08/01/2022	290,050	296,573	0.1%

Total investment in corporate bonds				303,373,990	65.8%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2021 (unaudited) (continued)

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,307,739	1.4%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,377,274	1.0%
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,057,473	0.7%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	2,053,890	0.4%
European Investment Bank	1.63%	10/09/2029	2,000,000	2,028,861	0.4%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,870,240	0.4%

Total investment in supranational bonds				19,695,477	4.3%

U.S. Government Treasury Bonds
U.S. Treasury	2.50%	01/15/2022	4,500,000	4,531,777	1.0%
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,171,719	0.9%
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,066,094	0.9%
U.S. Treasury	1.25%	05/15/2050	4,500,000	3,670,312	0.8%
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,279,961	0.7%
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,172,148	0.7%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,159,492	0.7%
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,157,383	0.7%
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,146,133	0.7%
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,142,852	0.7%
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,137,227	0.7%
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,127,266	0.7%
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,107,109	0.7%
U.S. Treasury	1.63%	11/15/2022	3,000,000	3,050,391	0.7%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,039,141	0.7%
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,031,875	0.7%
U.S. Treasury	0.13%	05/31/2022	3,000,000	3,000,937	0.7%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,374,860	2,817,487	0.6%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,489,141	0.5%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,377,109	0.5%
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,333,516	0.5%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,148,750	0.5%
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,098,906	0.5%
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,070,156	0.4%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,069,063	0.4%
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,058,047	0.4%
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,042,813	0.4%
U.S. Treasury	0.13%	06/30/2022	2,000,000	2,000,625	0.4%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,963,828	0.4%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,958,984	0.4%
U.S. Treasury	0.50%	06/30/2027	2,000,000	1,929,453	0.4%
U.S. Treasury	2.75%	11/15/2047	1,500,000	1,699,980	0.4%
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,682,813	0.4%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,303,140	1,567,280	0.3%
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,537,441	0.3%
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,526,426	0.3%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,151,210	1,256,033	0.3%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,206,190	1,215,095	0.3%
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,188,398	0.3%
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,173,828	0.3%

Quarterly Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2021 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,123,164	0.2%
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,040,938	0.2%
U.S. Treasury	0.50%	03/31/2025	1,000,000	994,180	0.2%
U.S. Treasury	2.00%	02/15/2050	1,000,000	979,648	0.2%
U.S. Treasury	0.63%	03/31/2027	1,000,000	975,234	0.2%
U.S. Treasury	0.63%	12/31/2027	1,000,000	964,023	0.2%
U.S. Treasury	2.25%	08/15/2049	500,000	516,855	0.1%

Total investment in U.S. government treasury bonds				106,791,031	23.2%

Total long-term investments				446,966,625	97.1%

Total short-term securities				10,437,642	2.3%

Other assets and liabilities				3,062,435	0.6%

Total net assets				460,466,702	100.0%

Net asset value as of September 30, 2021
Investor shares				$17.43
Institutional shares				$17.44

Cash Flow is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Lipper Multi-Cap Value Funds Average, the Lipper Mid-Cap Core Funds Average, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices. The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Value Funds Average tracks the financial performance of several different types of managed fund strategies. The Lipper Mid-Cap Core Funds Average tracks the financial performance of several different types of managed fund strategies. Each Lipper index is based on the performance of the largest publicly traded funds in the strategy group. The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices. The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. An individual cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Effective September 30, 2021 the benchmark for the Parnassus Endeavor Fund changed from the S&P 500 to the Russell 1000 Value Index.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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